Exhibit 10.2

COMPANY STOCKHOLDER SUPPORT AGREEMENT

This COMPANY STOCKHOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of June 4, 2023, is made by and among Phoenix Biotech Acquisition Corp., a Delaware corporation (“Parent”), CERo Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the undersigned holders (together with each such holder who executes a signature page to this Agreement after the date hereof, collectively, the “Holders”) of capital stock of the Company. Each of Parent, the Company and the Holders may hereinafter be referred to as a “Party” and collectively, as the “Parties.”

RECITALS

WHEREAS, Parent, PBCE Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and the Company propose to enter into, concurrently herewith, a Business Combination in the form attached hereto as Exhibit A (as such agreement may be amended from time to time, the “Business Combination Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as the surviving corporation (the “Merger”), and, after giving effect to such Merger, a wholly-owned Subsidiary of Parent, all upon the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, each Holder beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and has sole voting power with respect to the number and type of the Company Shares indicated opposite such Holder’s name on Schedule 1 attached hereto (or, in the case of any Holder who executes a signature page to this Agreement after the date hereof, attached to such Holder’s signature page) (as used herein, the term “Shares” means all the Company Shares held by the Holders as of the date hereof and any Company Shares or other equity interests or shares of the capital stock of the Company that such Holder may hereafter acquire, including, without limitation, through acquiring ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) prior to the termination of the obligations of such Holder under this Agreement);

WHEREAS, this Agreement is a material inducement to Parent’s, Merger Sub’s and the Company’s willingness to enter into the Business Combination Agreement and the Ancillary Documents and consummate the transactions contemplated thereby, including the Merger, pursuant to which such Holder will directly or indirectly receive a material benefit; and

WHEREAS, all capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to them in the Business Combination Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Parent and the Holders agree as follows:

Section 2. Agreement to Vote Shares.

(a) During the period commencing from the date hereof and ending on the Expiration Date (as defined below) (the “Effective Time”), each Holder, by this Agreement, solely in their capacity as a stockholder of the Company, unconditionally and irrevocably agrees to, at any meeting of the Company Stockholders (or any adjournment or postponement thereof), and in any action by written consent of the Company Stockholders (which written consent shall be delivered promptly, and in any event within five (5) Business Days following the date that the Registration Statement becomes effective), such Holder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its, his or her Company Shares to be counted as present thereat for purposes of establishing a quorum, and such Company Stockholder shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its, his or her Company Shares:

(i) to vote (A) in favor of adoption and approval of the Business Combination Agreement, the Merger, and any other matters necessary or reasonably requested by the Company for consummation of the Merger and the other transactions contemplated by the Business Combination Agreement, and (B) against (x) any proposal that would result in a material breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Business Combination Agreement, (y) any proposal that conflicts or materially impedes, delays, frustrates, prevents, interferes or nullifies any provision of this Agreement, the Business Combination Agreement or the Merger, including any Company Acquisition Proposal, or (z) would adversely affect or delay the consummation of the transactions contemplated by the Business Combination Agreement or that would otherwise reasonably be expected to result in the failure of the Merger from being consummated. Each Holder acknowledges receipt and review of a copy of Business Combination Agreement and that the obligations of each Holder specified in this Section 1 shall apply whether or not the Merger is recommended by the Board of Directors of the Company; and

(ii) in any other circumstances upon which a consent or other approval is required under the Governing Documents of the Company or otherwise sought with respect to, or in connection with, the Business Combination Agreement or the Merger, to vote, consent or approve (or cause to be voted, consented or approved) all of such Shares held at such time in favor thereof.

[(b) Without limiting any other rights or remedies of Parent, each Holder hereby irrevocably appoints Parent or any individual designated by Parent as such Holder’s agent, attorney-in-fact and proxy (with full power of substitution and resubstituting), for and in the name, place and stead of such Holder, up to the Expiration Date, to attend on behalf of such Holder any meeting of the Company Stockholders with respect to the matters described in Section 1(a)(ii), to include the Shares held by such Holder in any computation for purposes of establishing a quorum at any such meeting of the Company Stockholders, to vote (or cause to be voted) such Shares or consent (or withhold consent) with respect to any of the matters described in Section 1(a)(ii) in connection with any meeting of the Company Stockholders or any action by written consent by the Company Stockholders (including the Company Stockholder Written Consent), in each case, only in the event and to the extent that the Holder fails to timely perform or otherwise comply with the covenants, agreements or obligations set forth in Section 1(a). The proxyholder may not exercise the proxy granted pursuant to this Section 1(b) on any matter except those provided in Section 1(a), and each Holder may vote its, his or her Shares on all other matters, subject to the other applicable covenants, agreements and obligations set forth in this Agreement.

(c) The proxy granted by each Holder pursuant to Section 1(b) (i) will be automatically revoked upon the Expiration Date, (ii) is coupled with an interest sufficient in Law to support, subject to clause (i), an irrevocable proxy and is granted in consideration for Parent entering into the Business Combination Agreement and agreeing to consummate the transactions contemplated thereby, and (iii) is a durable proxy and shall survive the bankruptcy, dissolution, death, incapacity or other inability to act by such Holder and shall revoke any and all prior proxies granted by such Holder with respect to the Shares held by such Holder. The vote or consent of the proxyholder in accordance with Section 1(b) and with respect to the matters in Section 1(a)(ii) shall control in the event of any conflict between such vote or consent by such proxyholder and a vote or consent by each Holder (or any other Person with the power to vote the Shares held by such Holder) with respect to the matters in Section 1(a)(ii).]1

[1]	This was omitted in the agreement with one stockholder.

(d) During the Effective Time, except as expressly set forth herein, no Holder shall enter into any agreement, understanding or arrangement (whether written or oral) with any Person to vote or give instructions in any manner inconsistent with this Section 1. Any such vote shall be cast, or consent shall be given, in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.

(e) In the event of any equity dividend or distribution, or any change in the equity interests of the Company by reason of any equity dividend or distribution, equity split, recapitalization, combination, conversion, exchange of equity interests or the like prior to the Closing (including the transactions contemplated by the Business Combination Agreement), the term “Shares” shall be deemed to refer to and include the Shares as well as all such equity dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or that are received in such transaction (including the SPAC Common Stock received as result of the consummation of the Merger pursuant to the Business Combination Agreement). For the avoidance of doubt, in no event shall the term “Shares” be deemed to refer to or include any securities issued to any Holder pursuant to any Subscription Agreement.

Section 3. Transfer of Shares. Each Holder agrees that, during the Effective Time, he, she or it shall not sell, assign, transfer (including by operation of law), place a lien on, pledge, dispose of or otherwise encumber any of his, her or its Shares or otherwise agree to do any of the foregoing (collectively, a “Transfer”), except (i) in compliance with all applicable federal and state securities Laws, (ii) in compliance with the Governing Documents of the Company (it being understood and agreed than any waiver or consent to any Transfer pursuant to the Governing Documents of the Company shall require the mutual consent of Parent and the Company) provided, that the foregoing shall not prohibit the transfer of the Shares (A) if Holder is an individual (1) to any member of such Holder’s immediate family, or to a trust for the benefit of Holder or any member of Holder’s immediate family, the sole trustees of which are such Holder or any member of such Holder’s immediate family or (2) by will, other testamentary document, under the laws of intestacy or by virtue of laws of descent and distribution upon the death of Holder; or (B) if Holder is an entity, a partner, member, or affiliate of Holder, but only if, in the case of clause (A) and (B), such transferee shall concurrently execute this Agreement or a joinder agreeing to become a party to this Agreement, (iii) in compliance with the Business Combination Agreement or to another Company Stockholder that is a party to this Agreement and bound by the terms and obligations hereof and (iv) for avoidance of doubt, in each case (i)-(iii) if, prior to such Transfer, each transferee signs a counterpart to this Agreement pursuant to which such transferee agrees to be bound by the terms of this Agreement and to be a “Holder” hereunder; provided that, any subsequent transfer of the Shares by any such transferee shall also be made pursuant to, and in accordance with, all of the provisions of this Section 2 to the same extent as if each such transferee were a Holder. Each Holder shall not, directly or indirectly,

(i) pledge, encumber or create a Lien on any Shares or enter into any contract, option, commitment or other arrangement or understanding with respect to the foregoing;

(ii) grant any proxies or powers of attorney or enter into a voting agreement or other arrangement with respect to any of such Holder’s Shares;

(iii) enter into, or deposit any of such Holder’s Shares into, a voting trust or take any other action which would, or would reasonably be expected to, result in a diminution of the voting power represented by any of such Holder’s Shares; or

(iv) commit or agree to take any of the foregoing actions.

As used in this Agreement, the term “Expiration Date” shall mean the earliest to occur of (i) the Effective Time, (ii) such date and time as the Business Combination Agreement shall be terminated pursuant to Article 7 thereof and (iii) upon mutual written agreement of the Parties.

Section 4. Certain Covenants of the Holder.

(a) Each Holder and the Company hereby agree that, notwithstanding anything to the contrary in any such agreement, (i) each of the agreements set forth on Schedule 2 hereto shall be automatically terminated and of no further force and effect (including any provisions of any such agreement that, by its terms, survive such termination) effective as of, and subject to and conditioned upon the occurrence of, the Effective Time and (ii) upon such termination neither the Company nor any of its Affiliates shall have any further obligations or any Liability under or with respect to each such agreement. Without limiting the above, each of the Equity Holders who are a party to the agreements set forth on Schedule 2 hereby expressly and irrevocably acknowledge and agree that all terms and conditions of the respective agreements to which they are a party were duly observed or waived, as applicable.

(b) Each Holder hereby agrees to be bound by and subject to (i) Sections 5.3(a) (Confidentiality) and 5.4(a) (Public Announcements) of the Business Combination Agreement to the same extent as such provisions apply to the parties to the Business Combination Agreement, as if such Holder is directly party thereto, and (ii) Section 5.6(a) (Exclusive Dealing) of the Business Combination Agreement to the same extent as such provisions apply to the Company, as if the Holder is directly party thereto.

Section 5. Representations and Warranties of Holders. Each Holder hereby represents and warrants to Parent as follows:

(a) (i) if such Holder is a natural person, he or she has all the requisite power, legal capacity, and authority and has taken all action necessary in order to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the transactions contemplated hereby, and (ii) if such Holder is not a natural person, (A) is a legal entity duly incorporated, formed or organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of the jurisdiction of its incorporation, formation or organization, and (B) has all requisite corporate or other power and authority and has taken all corporate or other action necessary in order to, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby;

(b) this Agreement has been duly executed and delivered by such Holder and, assuming due authorization, execution and delivery by the other Parties, constitutes a valid, legal and binding agreement with respect to such Holder, enforceable against such Holder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar Laws affecting creditors’ rights generally and general principles of equity affecting the availability of specific performance and other equitable remedies;

(c) if such Holder is the beneficial owner of any Shares held in trust, no consent of any beneficiary of such trust is required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby or by the Business Combination Agreement;

(d) there are no Proceedings pending against such Holder or to the knowledge of such Holder threatened against such Holder, before (or, in the case of threatened Proceedings, that would be before) any arbitrator or any Governmental Entity, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Holder of its, his or her obligations under this Agreement.

(e) such Holder is the record and beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of, and has good and valid title to, all of such Holder’s Share set forth opposite the Holder’s name on Schedule 1 hereto, free and clear of any Liens, other than Liens created by this Agreement, applicable securities laws, the Company’s Governing Documents, that certain Registration Rights Agreement made as of October 5, 2021 by and among the Company and certain of its stockholders (the “Registration Rights Agreement”), that certain Stockholders Agreement made as of May 22, 2019, by and among the Company and certain of its stockholders (the “Stockholders Agreement”), and Permitted Liens. Such Holder has sole, and otherwise unrestricted, voting and investment power with respect to such Shares; none of the Shares are subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares (other than the Stockholders Agreement); and no Person has any right to acquire from such Holder any of the Shares indicated opposite such Holder’s name on Schedule 1 hereto;

(f) such Holder agrees to promptly notify Parent and Company in writing of any changes or updates to Schedule 1 hereto as it relates to such Holder after the date hereof;

(g) such Holder understands that, at the Effective Time, each outstanding Share shall be converted into the right to receive the Merger Consideration as set forth in the Business Combination Agreement;

(h) the execution and delivery of this Agreement by such Holder, the consummation by such Holder of the transactions contemplated hereunder and the performance by such Holder of his, her or its obligations hereunder do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, any Contract or any judgment to which such Holder is a party or by which such Holder is bound, or any Law to which such Holder is subject or, in the event that such Holder is a corporation, company, partnership, limited liability company, joint venture, association, trust, business trust or other entity, any Governing Document of such Holder;

(i) the execution and delivery of this Agreement by such Holder, the consummation by such Holder of the transactions contemplated hereunder and the performance by such Holder of his, her or its obligations hereunder do not and will not require any consent, approval, qualification, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity by such Holder except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, qualifications, orders or authorizations or registrations, declarations or filings, would not prevent or impair in any material respect the performance by such Holder of his, her or its obligations under this Agreement;

(j) no investment banker, broker, finder, consultant or intermediary or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission based upon arrangements made by or on behalf of such Holder in connection with its entering into this Agreement; and

(k) such Holder is a sophisticated stockholder and has adequate information concerning the business and financial condition of Parent and the Company to make an informed decision regarding this Agreement and the transactions contemplated hereby and has independently and without reliance upon Parent or the Company and based on such information as such Holder has deemed appropriate, made its, his or her own analysis and decision to enter into this Agreement. Each Holder acknowledges that Parent and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Unitholder acknowledges that the agreements contained herein with respect to the Company Shares held by such Holder are irrevocable.

Section 6. Remedies. Notwithstanding anything to the contrary set forth in the Business Combination Agreement, the Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their respective obligations under the provisions of this Agreement in accordance with their specific terms or otherwise breach such provisions. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other Parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity.

Section 7. No Waivers. No waiver of any breach of this Agreement extended by Parent to a Holder shall be construed as a waiver of any rights or remedies of Parent with respect to any other Holder or with respect to any subsequent breach of such Holder or any other such Holder. No waiver of any provisions hereof by either Party shall be deemed a waiver of any other provisions hereof by any such Party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such Party.

Section 8. Appraisal Rights; Claims. Each Holder hereby agrees (a) not to exercise any appraisal rights or any dissenters’ rights that such Holder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Business Combination Agreement and the transactions contemplated by the Business Combination Agreement, including the Merger, and (b) not to commence or participate in any claim, derivative or otherwise, against the Company, Parent, Merger Sub or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Business Combination Agreement or the consummation of the Merger, including any claim (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (ii) alleging a breach of any fiduciary duty of the Company Board in connection with this Agreement, the Business Combination Agreement or the Merger.

Section 9. Fees and Expenses. Except as otherwise provided herein, all fees and expenses incurred in connection with or related to this Agreement and the transactions contemplated hereby will be paid by the party incurring such fees or expenses, whether or not such transactions contemplated hereby are consummated.

Section 10. Trust Account Waiver. Reference is made to the final prospectus of Parent, filed with the Securities and Exchange Commission (the “SEC”) (File No. 333-259491) on October 8, 2021 (the “Prospectus”). The Holder acknowledges, agrees and understands that Parent has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering and certain proceeds of the private placement (including interest accrued from time to time thereon) for the benefit of Parent’s public stockholders. The Holder hereby agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Agreement, the transactions contemplated hereby or any proposed or actual business relationship between Parent or any of its Representatives or Affiliates, on the one hand, and the Holder or any of its Representatives or Affiliates, on the other hand or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). The Holder hereby agrees that, notwithstanding anything to the contrary in this Agreement, it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability.

Section 11. Fiduciary Duty as Director. Parent acknowledges and agrees that each Holder’s obligations hereunder are solely in its capacity as a Company Stockholder, and that none of the provisions herein set forth shall be deemed to restrict or limit any actions taken by any employee, officer, director (or person performing similar functions), partner or other Affiliate (including, for this purpose, any appointee or representative of the Holder to the board of directors of the Company) of the Holder, solely in his or her capacity as a director or officer of the Company (or a Subsidiary of the Company) or other fiduciary capacity for the Company Stockholders.

Section 12. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given (and shall be deemed to have been duly given) by delivery in person, by facsimile (having obtained electronic delivery confirmation thereof), email (having obtained electronic delivery confirmation thereof), or by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

(a) if to Parent:

Phoenix Biotech Acquisition Corp.

2201 Broadway, Suite 705

Oakland, CA 94612

Attention: Chris Ehrlich

Email:

with copies (which shall not constitute notice) to:

Goodwin Procter LLP

The New York Times Building

620 Eighth Avenue

New York, NY 10018

Attention: Stephen M. Davis; Jeffrey A. Letalien

Email:

(b) if to Company:

CERo Therapeutics, Inc.

201 Haskins Way, Suite 230

San Francisco, CA 94080

Attention: Daniel Corey

Email:

with copies (which shall not constitute notice) to:

Cooley LLP

1700 Seventh Avenue, Suite 1900

Seattle, WA 98101-1355

Attention: Alan Hambelton; Kassendra Galindo

E-mail:

(c) if to a Holder, to the address or facsimile number set forth under such Holder’s signature on the signature page hereto.

Section 13. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the Parties and their respective successors and assigns.

Section 14. Amendment. Except as otherwise specifically set forth in this Agreement, this Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties. Except as otherwise specifically set forth in this Agreement, any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement shall be effective (a) only if it is made or given in writing and signed by Parent and all of the Holders or, in the case of a waiver, by Parent and (b) only in the specific instance and for the specific purpose for which made or given. Notwithstanding anything to the contrary contained herein, any holder of Shares may become party to this Agreement by executing and delivering a counterpart signature page hereto agreeing to be bound by and subject to the terms of this Agreement as a Holder hereunder. In such event, each such person shall thereafter be deemed a Holder for all purposes under this Agreement.

Section 15. Termination. This Agreement shall automatically terminate, without any notice or other action by any Party, and be void ab initio upon the earliest to occur of (a) the Effective Time, (b) such date and time as the Business Combination Agreement shall be terminated pursuant to Article 7 thereof, and (c) upon mutual written agreement of the Parties. Upon termination of this Agreement as provided in the immediately preceding sentence, none of the Parties shall have any further obligations or Liabilities under, or with respect to, this Agreement; provided, however, that (i) the termination of this Agreement pursuant to the foregoing clause (b) shall not affect any Liability on the part of any Party for a Willful Breach of any covenant or agreement set forth in this Agreement prior to such termination or Fraud; (ii) the provisions of Section 2 (Transfer Restrictions), Section 3(a) (Termination of Related Party Agreements) and Section 7(b) (Claims) shall survive the termination of this Agreement pursuant to the foregoing clause (a); and (iii) the provisions of Section 5 (Remedies), Section 7(a) (Appraisal Rights), Section 8 (Fees and Expenses), Section 9 (Trust Account Waiver), Section 10 (Notices), Section 11 (Assignment), Section 12 (Amendment), this Section 13 (Termination), Section 14 (Entire Agreement), Section 17 (Further Assurances), Section 20 (Miscellaneous) and Section 21 (Parties Advised by Counsel) of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

Section 16. Entire Agreement. This Agreement, the schedules hereto and the Business Combination Agreement contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof and supersede all prior discussions, negotiations, commitments, agreements and understandings, both written and oral, relating to such subject matter.

Section 17. No Third-Party Beneficiaries. Except as otherwise provided in this Agreement, this Agreement is for the sole benefit of the Parties and their permitted successors and assigns, and nothing herein expressed or implied shall give or be construed to give to any Person, other than the Parties and such successors and assigns, any legal or equitable rights hereunder.

Section 18. Capacity as a Holder. Notwithstanding anything herein to the contrary, the Holder signs this Agreement solely in the Holder’s capacity as a stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of any affiliate, employee, or designee of the Holder or any of its affiliates in his or her capacity, if applicable, as an officer or director of the Company or any other Person.

Section 19. Further Assurances. From time to time and without additional consideration, each Holder agrees that it (i) shall not take any action that would reasonably be expected to prevent, impede, interfere with or adversely affect such Holder’s, the Company’s and/or Parent’s ability to perform its obligations under this Agreement and/or the Business Combination Agreement, except as expressly contemplated by this Agreement or the Business Combination Agreement, and (ii) shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as the Company may reasonably request for the purpose of carrying out and furthering the intent of this Agreement. In addition, each Holder that is a party to the Registration Rights Agreement agrees to execute and deliver a counterpart of the Investor Rights Agreement, to become effective as of, and contingent upon consummation of, the Closing.

Section 20. Disclosure. Each Holder agrees to provide to Parent, the Company and their respective Representatives any information regarding such Holder or such Holder’s Shares that is reasonably requested by Parent, the Company or their respective Representatives and required in order for the Company and Parent to comply with Sections 5.4(b) (Public Announcements) and 5.7 (Preparation of Registration Statement/Proxy Statement) of the Business Combination Agreement. Each Holder hereby authorizes Parent and the Company to publish and disclose in any announcement or disclosure required by the SEC or Nasdaq (including the Registration Statement/Proxy Statement), the Holder’s identity and ownership of the Shares and the nature of the Holder’s obligations under this Agreement.

Section 21. Certain Events. Each Holder agrees (severally with respect to itself and not jointly) that this Agreement and the obligations hereunder will attach to such Holder’s Shares and will be binding upon any Person to which legal or beneficial ownership of such Holder’s Shares passes, whether by operation of law or otherwise, including such Holder’s heirs, guardians, administrators or successors.

Section 22. Miscellaneous. The provisions of Section 8.5 (Governing Law), Section 8.7 (Construction; Interpretation), Section 8.10 (Severability), Section 8.11 (Counterparts; Electronic Signatures), Section 8.15 (Waiver of Jury Trial) and Section 8.16 (Submission to Jurisdiction) of the Business Combination Agreement shall apply to this Agreement mutatis mutandis as if set forth herein.

Section 23. Parties Advised by Counsel. This Agreement has been negotiated between unrelated parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self-interest. In addition, each Party has had the opportunity to seek advice of legal counsel. This Agreement will not be interpreted or construed against any Party because that Party or any attorney or representative for that Party drafted or participated in the drafting of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

PHOENIX BIOTECH ACQUISITION CORP.

By:
Name:
Title:

CERO THERAPEUTICS, INC.

By:
Name:
Title:

[Signature Page to Support Agreement]

[[HOLDER]

[Type in name of individual Holder]]

[for an entity, use the following signature block instead]

[[HOLDER]

[Type in name of Holder entity]

By:
Name:
Title:]

Address for Notice:

Email for Notice:

Facsimile for Notice:

[Signature Page to Support Agreement]

SCHEDULE 1

Holder	Number of Shares Held	Type	Address

[Schedule 1 to Support Agreement]

SCHEDULE 2

Terminated Related Party Agreements

[Schedule 2 to Support Agreement]